                   DIAGRAM AND LISTING OF ALL PERSONS DIRECTLY
                   OR INDIRECTLY CONTROLLED BY OR UNDER COMMON
                                  CONTROL WITH
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                           THE DEPOSITOR OF REGISTRANT

                                                  STATE OF     CONTROL                          BUSINESS
                   COMPANY                      ORGANIZATION  OWNERSHIP                         PRINCIPAL
                   -------                     -------------  ---------  -----------------------------------------------------------
345 East 94th Street Associates, LLC                 NY           50%    Investment Related Company
400 West 43rd Street Partners, LLC                   NY           50%    Investment Related Company
501 West 41st Street Associates, LLC                 NV           50%    Investment Related Company
520 West 43rd Street Partners, LLC                   NY           50%    Investment Related Company
Anchor Series Trust                                  MA          100%    Massachusetts business trust
Advantage Capital Corporation                        NY          100%    Broker-dealer; registered investment adviser
AIG Advisor Group Inc.                               MD          100%    Holding Company
AIGRS Real Estate & Office Administration            CA          100%    Acts as Clearing House for Real Estate Activities
American International Group, Inc.                   DE                  Ultimate Parent company of SAFG Retirement Services, Inc.
Amsun Realty Holdings                                CA           85%    Real Estate Related Investment Company
Anchor Forum Portales I, LLC                         DE          100%    Investment Related Company
Anchor Pathway Fund                                  MA          100%    Massachusetts business trust
Arrowhead SAHP Corp.                                 NM          100%    Invests in multi-family real estate development
Charleston Bay SAHP Corp                             DE          100%    Invests in multi-family real estate development
Crossing SAHP Corp.                                  DE          100%    Invests in multi-family real estate development
DIL/SAHP Corp.                                       DE          100%    Invests in multi-family real estate development
Financial Services Corporation                       GA          100%    Holding Company
First SunAmerica Life Insurance Company              NY          100%    Life Insurance Company
Five Long Island Properties, LLC                     DE          100%    Investment Related Company
Forest SAHP Corp.                                    DE          100%    Invests in multi-family real estate development
FSC Agency, Inc.                                     GA          100%    Holding Company
FSC Securities Corporation                           DE          100%    Broker-dealer; registered investment adviser
Grand Savannah SAHP Corp                             DE          100%    Invests in multi-family real estate development
Houston Warehouse Corp.                              CA          100%    Investment Related Company
Metrocorp, Inc.                                      CA          100%    Investment Related Company
MM Enhancement, LLC                                  MD          100%    Investment Related Company
New California Life Holdings, Inc.                   DE           33%    Holding Company
Prairie SAHP Corp.                                   DE          100%    Invests in multi-family real estate development
Royal Alliance Associates, Inc.                      DE          100%    Broker-dealer; registered investment adviser
SA Affordable Housing, LLC                           DE          100%    Tax-credit investment related company
SAAHP GP Corp.                                       DE          100%    Invests in multi-family real estate development


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
SAFG Retirement Services, Inc. (f.k.a.               DE          100%    Holding Company; intermediary parent of SunAmerica Annuity
   "AIG Retirement Servicea, Inc.")                                      and Life Assurance Company and First SunAmerica Life
                                                                         Insurance Company
SagePoint Financial, Inc.                            DE          100%    Broker-dealer
SAHP - Chancellor II, LLC.                           N            99%    Invests in multi-family real estate development
SAHP - Chancellor, LLC.                              NV           99%    Invests in multi-family real estate development
SAHP - MBA LLC                                       NV          100%    Invests in multi-family real estate development
SAAHP Civic LLC                                      DE          100%    Invests in multi-family real estate development
SAHP-McSHA LLC                                       NV          100%    Invests in multi-family real estate development
SAHP-Yarco LLC                                       NV          100%    Invests in multi-family real estate development
SAII Birchmont Investor, LLC                         DE          100%    Investment Related Company
SAL Investment Group Inc.                            CA          100%    Holding Company
SCSP Corp.                                           DE          100%    Invests in multi-family real estate development
Seasons Series Trust                                 MA          100%    Massachusetts business trust
SLP Housing I, LLC                                   NV          100%    Real estate development
SLP Housing II, LLC                                  NV          100%    Real estate development
SLP Housing III,  LLC                                NV          100%    Real estate development
SLP Housing IV, LLC                                  NV          100%    Real estate development
SLP Housing V, LLC                                   NV          100%    Real estate development
SLP Housing VI, LLC                                  NV          100%    Real estate development
SLP Housing VII, LLC                                 NV          100%    Real estate development
Solus Quorum Tampa, LLC                              DE           85%    Investment Related Company
Solus Hotel Portfolio Holding Company, LLC           DE           85%    Holding Company
SubGen NT, Inc.                                      DE          100%    Real Estate Investment Related Company
Sun GP Corp.                                         CA          100%    Real Estate Investment Related Company
Sun Qourum LLC                                       DE          100%    Investment Related Company
SunAmerica (Cayman) Insurance Company, LTD     Cayman Islands    100%    Captive Insurance Company
SunAmerica Affordable Housing Finance Corp.          DE          100%    Investment Related Company
SunAmerica Affordable Housing Partners, Inc.         CA          100%    Holding Company
SunAmerica Asset Management Corp.                    DE          100%    Asset management company
SunAmerica Capital Services, Inc.                    DE          100%    Distributor
SunAmerica Housing Fund First & 94th, LLC            NY          100%    Investment Related Company
SunAmerica Housing Fund West 41st, LLC               DE          100%    Investment Related Company
SunAmerica Housing Fund West 42nd, LLC               NV          100%    Investment Related Company
SunAmerica Investments, Inc.                         GA          100%    Holding Company
SunAmerica Investments(Cayman)                 Cayman Islands    100%    Holding Company
SunAmerica Annuity and Life Assurance Company        AZ          100%    Life Insurance Company
SunAmerica Life Insurance Company                    AZ          100%    Life Insurance Company; direct parent of SunAmerica Annuity and Life Assurance Company and First SunAmerica
                                                                         Life Insurance Company
SunAmerica Mortgages, Inc.                           DE          100%    Holding Company


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
SunAmerica New Markets Tax Credit Fund 2 LLC         NV         0.01%    Invests in multi-family real estate development
SunAmerica New Markets Tax Credit Fund I LLC         NV         0.01%    Invests in multi-family real estate development
SunAmerica New Markets Tax Credit Fund LLC           NV         0.01%    Invests in multi-family real estate development
SunAmerica Realty Partners                           CA           85%    Investment Related Company
SunAmerica Retirement Markets, Inc.                  MD          100%    Marketing Company
SunAmerica Series Trust                              MA          100%    Massachusetts business trust
SunAmerica Venture Fund 2000, LP                     DE          100%    Investment Related Company
Tierra Vista SAHP Corp.                              FL          100%    Invests in multi-family real estate development
UG Corporation                                       CA          100%    Holding Company
Vision2020 Wealth Management Corp.                   DE          100     Registered Investment Adviser

Dated: August 2, 2010


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